Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$7,098,673
Unrealized Gain (Loss) on Market Value of Futures	(13,883,335)
Interest Income	314,166
ETF Transaction Fees	1,750
Total Income (Loss)	$(6,468,746)

Expenses
Management Fees	$366,270
Professional Fees	61,076
Brokerage Commissions	75,194
Non-interested Directors' Fees and Expenses	3,141
Prepaid Insurance Expense	2,427
Total Expenses	$508,108
Net Income (Loss)	$(6,976,854)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/17	$548,589,933
Withdrawals (850,000 Shares)	(32,799,320)
Net Income (Loss)	(6,976,854)

Net Asset Value End of Month	$508,813,759
Net Asset Value Per Share (13,250,000 Shares)	$38.40

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(255,763)
Unrealized Gain (Loss) on Market Value of Futures	117,488
Interest Income	8,362
ETF Transaction Fees	350
Total Income (Loss)	$(129,563)

Expenses
Management Fees	$7,782
Professional Fees	3,495
Brokerage Commissions	743
Non-interested Directors' Fees and Expenses	82
Prepaid Insurance Expense	102
Total Expenses	12,204
Expense Waiver	(2,485)
Net Expenses	$9,719
Net Income (Loss)	$(139,282)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/17	$14,372,241
Withdrawals (100,000 Shares)	(1,674,457)
Net Income (Loss)	(139,282)

Net Asset Value End of Month	$12,558,502
Net Asset Value Per Share (750,000 Shares)	$16.74

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended May 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(70,596)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(150)
Unrealized Gain (Loss) on Market Value of Futures	47,385
Unrealized Gain (Loss) on Foreign Currency Translations	312
Interest Income	922
Total Income (Loss)	$(22,127)

Expenses
Management Fees	$1,041
Professional Fees	271
Brokerage Commissions	352
Non-interested Directors' Fees and Expenses	11
Prepaid Insurance Expense	102
Total Expenses	1,777
Expense Waiver	(425)
Net Expenses	$1,352
Net Income (Loss)	$(23,479)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/17	$1,882,930
Net Income (Loss)	(23,479)

Net Asset Value End of Month	$1,859,451
Net Asset Value Per Share (100,000 Shares)	$18.59

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$6,772,314
Realized Trading Gain (Loss) on Foreign Currency Transactions	(150)
Unrealized Gain (Loss) on Market Value of Futures	(13,718,462)
Unrealized Gain (Loss) on Foreign Currency Translations	312
Interest Income	323,450
ETF Transaction Fees	2,100
Total Income (Loss)	$(6,620,436)

Expenses
Management Fees	$375,093
Professional Fees	64,842
Brokerage Commissions	76,289
Non-interested Directors' Fees and Expenses	3,234
Prepaid Insurance Expense	2,631
Total Expenses	522,089
Expense Waiver	(2,910)
Net Expenses	$519,179
Net Income (Loss)	$(7,139,615)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/17	$564,845,104
Withdrawals (950,000 Shares)	(34,473,777)
Net Income (Loss)	(7,139,615)

Net Asset Value End of Month	$523,231,712

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612